J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Trust I

JPMorgan Prime Money Market Fund

JPMorgan Trust II

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Class C Shares)

Supplement dated May 16, 2019 to

the Prospectus dated November 1, 2018, as supplemented

Effective July 1, 2019, item number 3 in the “How Your Account Works — DISTRIBUTION ARRANGEMENTS — Waivers of the Class C CDSC” section will be deleted and replaced with the following:

3.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan beginning in the calendar year you turn age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MMF-519